                                                                      Exhibit 99

                            FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":        InterWest Partners IX, L.P. ("IW9")
                            InterWest Management Partners IX, LLC ("IMP9")

                            Bruce A. Cleveland
                            Philip T. Gianos
                            W. Stephen Holmes
                            Nina Kjellson
                            Gilbert H. Kliman
                            Arnold L. Oronsky
                            Khaled Nasr

Address:                    2710 Sand Hill Road, Suite 200
                            Menlo Park, CA 94025

Designated Filer:           InterWest Partners IX, L.P.

Issuer and Ticker Symbol:   Marketo, Inc. ("MKTO")

Date of Event:              May 29, 2014

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Philip T.
Gianos, W. Stephen Holmes, Gilbert H. Kliman, and Arnold L. Oronsky are Managing
Directors of IMP9 and, Bruce A. Cleveland, Nina Kjellson and Khaled A. Nasr are
Venture Members of IMP9. Douglas A. Pepper, a Venture Member of IMP9 is also a
Director of the Issuer, and has filed a separate Form 4 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of Marketo, Inc.
stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners IX,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in
Marketo, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS IX,      INTERWEST PARTNERS IX, LP
L.L.C.

                                       By: InterWest Management Partners IX, LLC
By:  /s/ W. Stephen Holmes                 Its General Partner
   ----------------------------------
      W. Stephen Holmes, Managing
      Director

                                       By: /s/ W. Stephen Holmes
                                          --------------------------------------
                                           W. Stephen Holmes, Managing
                                           Director

Bruce A. Cleveland, an individual      Gilbert H. Kliman, an individual
By: InterWest Management Partners IX,  By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact               LLC, as Attorney-in-Fact

By:  /s/ Karen A. Wilson               By: /s/ Karen A. Wilson
   ----------------------------------     --------------------------------------
     Karen A. Wilson, Power of              Karen A. Wilson, Power of
     Attorney                               Attorney

Philip T. Gianos, an individual        Arnold L. Oronsky, an individual
By: InterWest Management Partners IX,  By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact               LLC, as Attorney-in-Fact

By:  /s/ Karen A. Wilson               By: /s/ Karen A. Wilson
   ----------------------------------     --------------------------------------
     Karen A. Wilson, Power of              Karen A. Wilson, Power of
     Attorney                               Attorney

W. Stephen Holmes, an individual       Khaled A. Nasr, an individual
By: InterWest Management Partners IX,  By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact               LLC, as Attorney-in-Fact

By:  /s/ W. Stephen Holmes             By: /s/ Karen A. Wilson
   ----------------------------------     --------------------------------------
     W. Stephen Holmes                      Karen A. Wilson, Power of
                                            Attorney
Nina Kjellson, an individual
By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact

By:  /s/ Karen A. Wilson
   ----------------------------------
     Karen A. Wilson, Power of
     Attorney